UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2005

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Lincoln Way East, McConnellsburg, Pennsylvania		17233
(Address of principal executive offices)		(Zip Code)

(717) 485-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2005, the Board of Directors of Fulton Bancshares Corporation (“Corporation”) engaged Robert J. McCormack, age 44, as a consultant to the Corporation’s wholly owned subsidiary, The Fulton County National Bank and Trust Company (“Bank”).  Subject to regulatory approval, Mr. McCormack will become the President and Chief Executive Officer of the Bank and the Corporation as well as a director of the Bank and Corporation.  Mr. McCormack will be part of the senior management team of the Bank, currently composed of David W. Cathell, age 50, who became the senior executive officer and Chief Financial Officer of the Bank and the Corporation on March 7, 2005.   Mr. Cathell has more than ten years of banking experience as the Chief Financial Officer of Pennsylvania State Bank from 1999-2005 and as a Vice President and Comptroller in the Keystone Financial organization from 1994-1999.

Mr. McCormack has 20 years of financial services experience with extensive expertise in commercial lending, credit policy and sales management.  He has served in senior lending roles with CoreStates and First Union.  Mr. McCormack joined Sun Bancorp, Inc., Lewisburg, Pennsylvania in 1998. He was named President and Chief Operating Officer of Sun Bancorp, Inc. in 2000 and was promoted to President and Chief Executive Officer of Sun Bancorp, Inc. in April of 2001 and served in that position until October 2004.  Mr. McCormack is a graduate of Alvernia College, Reading, PA, and holds a B.S. in Accounting.  He is actively involved in community affairs through the United Way, Chambers of Commerce, and various economic development organizations.  Mr. McCormack is the Treasurer of the Central Pennsylvania Forum for the Future.  He is a director of Economics Pennsylvania Board, Alvernia College, the Junior Achievement, and the Union County Industrial Authority Board.

ITEM 7.01 Regulation FD Disclosure

On April 8, 2005, the Corporation sent to its shareholders a letter with respect to the Corporation’s course of action to address concerns about the Bank raised by the Office of the Comptroller of the Currency.  A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

This information provided in this Current Report on Form 8-K is being provided pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

3(ii)	Bylaws

99.1	Letter to Shareholders dated April 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON BANCSHARES CORPORATION.

Date: April 14, 2005	By:	/s/ David Cathell
Title: Chief Financial Officer